Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.0024%


        Excess Protection Level
          3 Month Average   4.26%
            June, 1997   4.77%
            May, 1997   4.35%
            April, 1997   3.68%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.80%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $2,741,483,811.88